PRUDENTIAL MyRockSM ADVISOR VARIABLE ANNUITY

PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated May 4, 2023
to Prospectuses dated May 1, 2023
This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.
This Supplement describes a change to the variable investment options available in your Annuity.
PSF Small-Cap Value Portfolio - Class I:
The Board of Trustees of The Prudential Series Fund approved the reorganization (the "Reorganization") of PSF Small-Cap Value Portfolio - Class I (the “Target Portfolio”) into the PSF Small-Cap Stock Index Portfolio - Class I (the “Acquiring Portfolio”).
Upon Reorganization, the Target Portfolio will no longer be available under your annuity contract, and any Account Value allocated to the Sub-account investing in the Target Portfolio will be transferred to the Sub-account investing in the Acquiring Portfolio. Your Account Value in the units of the Sub-account investing in the Target Portfolio will be equal to your Account Value of the units of the Sub-account invested in the Acquiring Portfolio immediately prior to the Reorganization.
It is expected that the Reorganization will be completed in, or around, the second quarter of 2023, or as soon as reasonably practicable.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Date.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
MYROCKSUP2-N4